Exhibit 10.24


================================================================================

                         CONTRIBUTION AND SALE AGREEMENT

                                     between

                          E-LOAN AUTO FUNDING ONE, LLC,
                                    as Buyer,

                                       and

                                  E-LOAN, INC.,
                                   as Seller,

                            Dated as of June 1, 2002

================================================================================


ALL RIGHTS IN AND TO THIS AGREEMENT ON THE PART OF E-LOAN AUTO FUNDING ONE, LLC HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, MERRILL LYNCH BANK USA, AS SECURED PARTY, UNDER THE SECURITY AGREEMENT, DATED AS OF JUNE 1, 2002, FOR THE BENEFIT OF THE PERSONS REFERRED TO THEREIN.

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I DEFINITIONS ......................................................   1

         SECTION 1.1.    Definitions........................................   1
         SECTION 1.2.    Other Definitional Provisions......................   1

ARTICLE II CONVEYANCE OF SOLD ASSETS .......................................   2

         SECTION 2.1.    Conveyance of Initial Sold Assets..................   2
         SECTION 2.2.    Conveyance of Sold Assets After
                           the Initial Transfer Date........................   2
         SECTION 2.3.    Security Grant.....................................   2

ARTICLE III THE SOLD ASSETS ................................................   3

         SECTION 3.1.    Sold Asset Representations and Warranties..........   3
         SECTION 3.2.    Repurchase upon Breach.............................   5

ARTICLE IV THE SELLER ......................................................   6

         SECTION 4.1.    Representations and Warranties of Seller...........   6
         SECTION 4.2.    Covenants of Seller................................   8
         SECTION 4.3.    Corporate Existence................................  10
         SECTION 4.4.    Liability of Seller; Indemnities...................  10
         SECTION 4.5.    Merger or Consolidation of, or Assumption of
                           the Obligations of, Seller.......................  11
         SECTION 4.6.    Limitation on Liability of Seller and Others.......  11

ARTICLE V [RESERVED] .......................................................  11


ARTICLE VI MISCELLANEOUS PROVISIONS ........................................  12

         SECTION 6.1.    Amendment..........................................  12
         SECTION 6.2.    Protection of Collateral...........................  12
         SECTION 6.3.    Notices............................................  13
         SECTION 6.4.    Assignment.........................................  14
         SECTION 6.5.    Limitations on Rights of Others....................  14
         SECTION 6.6.    Severability.......................................  14
         SECTION 6.7.    Separate Counterparts..............................  14
         SECTION 6.8.    Headings...........................................  14
         SECTION 6.9.    Governing Law......................................  14
         SECTION 6.10.   Assignment to Lender...............................  14
         SECTION 6.11.   No Petition........................................  14
         SECTION 6.12.   Submission to Jurisdiction; Waivers................  15


                             SCHEDULES AND EXHIBITS

         EXHIBIT A*      Form of Seller Assignment
         EXHIBIT B*      Non-Franchise Dealer Procedures



*Schedules and exhibits has been omitted as non-material and will be provided in accordance with Item 601 of Regulation S-K.

         CONTRIBUTION AND SALE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "AGREEMENT") dated as of June 1, 2002, between E-LOAN AUTO FUNDING ONE, LLC, a Delaware limited liability company (the "BUYER"), and E-LOAN, INC., a Delaware corporation (the "SELLER").

                                    RECITALS

         WHEREAS, in contemplation of this Agreement, the Seller has agreed to sell, transfer, contribute and assign to the Buyer on the Closing Date, and the Buyer has agreed to accept on the Closing Date, all right, title and interest of the Seller in, to and under the Initial Sold Assets, originated by the Seller in the ordinary course of business, upon the terms and conditions hereinafter set forth; and

         WHEREAS, from time to time thereafter, the Seller may transfer, contribute and assign additional Sold Assets to the Buyer upon the terms and conditions hereinafter set forth; and

         WHEREAS, in connection with the transaction contemplated hereby, the Buyer will collaterally assign to the Lender, all of its right, title and interest in and to the Sold Assets and this Agreement, as collateral for the Note to be issued pursuant to the terms of the Credit Agreement; and

         WHEREAS,   each  of  the   Seller   and  the  Buyer   agree   that  all
representations, warranties, covenants and agreements made by the Seller and the Buyer herein shall be for the benefit of the Lender;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein are defined in Schedule A to the Credit Agreement, dated as of June 1, 2002 (the "Credit Agreement"), among the Buyer, the Seller and Merrill Lynch Bank USA, as Lender thereunder, as the same may be supplemented, amended or otherwise modified from time to time in accordance with its terms.

         SECTION 1.2. OTHER DEFINITIONAL PROVISIONS.

             (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

             (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

             (c) The words "hereof', "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term

"including" shall mean "including, without limitation,".

             (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II
                            CONVEYANCE OF SOLD ASSETS

         SECTION 2.1. CONVEYANCE OF INITIAL SOLD ASSETS. On the Closing Date, the Seller does hereby sell, contribute, transfer, assign, set over and otherwise convey to the Buyer, without recourse (subject to the obligations herein), all of its right, title and interest in, to and under the Initial Sold Assets. Such assignment shall be evidenced by a duly executed written assignment in substantially the form of Exhibit A (the "Seller Assignment"). On or prior to the initial Advance Date, the Seller shall execute and deliver to the Buyer and the Lender each of the documents set forth in Section 2.2(b) hereof.

         SECTION 2.2. CONVEYANCE OF SOLD ASSETS AFTER THE INITIAL TRANSFER DATE.

             (a) After the initial Transfer Date, the Seller hereafter may, from time to time, transfer to the Buyer, additional Sold Assets. In consideration of the sale of the Sold Assets sold to the Buyer on any Transfer Date, the Buyer shall pay to the Seller on such Transfer Date an amount equal to the remaining principal balance of all Receivables plus interest accrued from the prior installment date, if any, transferred to the Buyer on such Transfer Date. Buyer shall pay such purchase price by (i) making a cash payment to the Seller to the extent that the Buyer has received an Advance on such Transfer Date pursuant to the Credit Agreement and (ii) if the purchase price to be paid for the Sold Assets exceeds the amount of any cash payment for the account of the Seller on such day pursuant to clause (i) above, such excess shall automatically constitute a capital contribution to the Buyer by the Seller. In connection with any such transfer, the Seller will execute and deliver on or prior to the respective Transfer Date each of the documents set forth in Section 2.2(b) hereof.

             (b) In connection with any transfer of Sold Assets by the Seller to the Buyer in accordance with the provisions of Sections 2.1 or 2.2(a) of this Agreement, the Seller shall execute and deliver to the Buyer and the Lender on or before the related Transfer Date, each of the following:

                  (i) A  completed  Seller  Assignment  which  assignment  shall operate as an assignment, without recourse, representation, or warranty, except for the other representations and warranties specifically set forth in this Agreement, of all the Seller's right, title, and interest in and to the Sold Assets identified in such certificate;

                  (ii) Completed UCC financing statements (if necessary or advisable) or documents of similar import described in Section 6.2 hereof, together with evidence of filing of such financing statements in the appropriate filing offices and jurisdictions as may be required with respect to the Sold Assets so transferred; and

                  (iii) Copies of all applicable UCC and federal, state and local tax and judgment lien searches indicating the absence of any Encumbrance other than a Permitted Encumbrance with respect to the Sold Assets identified in the related Seller Assignment.

         SECTION 2.3. SECURITY GRANT. The Seller and Buyer intend that all transfers of Sold Assets be a "true sale" or "true contribution" by the Seller to the Buyer that are absolute and irrevocable and that provide the Buyer with the full benefits of ownership of the Sold Assets, and neither the Seller nor the Buyer intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Buyer to the Seller. It is, further, not the intention of the Buyer or the Seller that the conveyance of the Sold Assets by the Seller be deemed a grant of a security interest in the Sold Assets by the Seller to the Buyer to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, any transfer of any property described in SECTIONS 2.1 or 2.2 is characterized by a court or other governmental authority as a loan rather than a sale, Seller shall be deemed hereunder to have granted to Buyer and its assignee, the Lender, a first priority security interest in all of Seller's right, title and interest in, to and under such Sold Assets.

         Such first priority security interest shall secure all of Seller's obligations (monetary or otherwise) under this Agreement and the other Credit Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent. Buyer and its assignee, the Lender, shall have, with respect to such property, and in addition to all the other rights and remedies available to Buyer under this Agreement and applicable law, all the rights and remedies of a Lender under any applicable UCC, and this Agreement shall constitute a security agreement under applicable law.

                                   ARTICLE III
                                 THE SOLD ASSETS

         SECTION 3.1. SOLD ASSET REPRESENTATIONS AND WARRANTIES. The Seller makes the following representations and warranties as to the Sold Assets for the benefit of the Buyer, each Hedge Counterparty and the Lender, on which the Buyer relies in acquiring the Initial Sold Assets (and on which the Buyer is deemed to have relied in acquiring any additional Sold Assets, the Lender is deemed to have relied in making the loans and each Hedge Counterparty is deemed to have relied in entering into its respective Hedge Agreement(s)). Such representations and warranties are made as of each Transfer Date with respect to the Sold Assets transferred by the Seller to the Buyer on such date, unless otherwise indicated, but shall survive the sale, transfer and assignment of the Sold Assets to the Buyer and the pledge thereof to the Lender for the benefit of itself and each Hedge Counterparty pursuant to the Credit Agreement and the Auto Fund Security Agreement.

             (a) FAIR CONSIDERATION. The consideration received and to be received by the Seller in exchange for the assignment, transfer and contribution of the Sold Assets is (x) fair consideration having value equivalent to or in excess of the value of the assets being transferred by the Seller and (y) not less than "reasonably equivalent value" as such term is used in Section 548 of the U.S. Bankruptcy Code. Any such transfer shall not have been made for or on account of antecedent debt (as such term is used in Section 547 of the U.S. Bankruptcy Code) owed by the Seller or any of its Affiliates to the Buyer and no such transfer is or may be voidable under any section of the Bankruptcy Code;

             (b) ORDINARY COURSE. The transactions contemplated by this Agreement and the other Credit Documents are being consummated by the Seller in furtherance of the Seller's ordinary business purposes and constitute a practical and reasonable course of action by the Seller designed to improve the financial position of the Seller, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors;

             (c) TITLE. It is the intention of the Seller that any transfer and assignment herein contemplated constitute a sale of the Sold Assets from the
Seller to the Buyer and that the beneficial interest in and title to the Sold Assets not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law. None of the Sold Assets has been sold, transferred, assigned or pledged by the Seller to any Person other than the Buyer. Immediately prior to the transfers and assignments herein contemplated, the Seller had good and marketable title to each Receivable and a first priority perfected security interest in each Financed Vehicle and with respect to the other Sold Assets, the right, title and/or interest, free and clear of all

Encumbrances, except Permitted Encumbrances, and, immediately upon the transfer thereof, the Buyer shall have good and marketable title to each Receivable and a first priority perfected security interest in each Financed Vehicle and, with respect to the other Sold Assets, the right, title and/or interest, free and clear of all Encumbrances, except Permitted Encumbrances; and the transfer and assignment to the Buyer of the Sold Assets has been perfected under the UCC;

             (d) ALL FILINGS MADE. All filings (including UCC filings) necessary in any jurisdiction to give the Buyer a first priority perfected ownership interest in the Sold Assets, and to give the Lender a first priority perfected security interest therein have been made;

             (e) FINANCED VEHICLES AND RECEIVABLES. With respect to the Sold Assets, the Seller hereby represents and warrants to the Buyer as of the applicable Cutoff Date that: (i) the sale to the Buyer of the Seller's interest in such Sold Assets transferred on such date and the assignment of the Seller's security interest in the Financed Vehicles pursuant to this Agreement constitutes a valid transfer of all of Seller's right, title and interest in such Sold Assets, free and clear of any and all claims, charges, liens or security interests created by the Seller or any of its Affiliates, except any Permitted Encumbrances and (ii) the Seller did not, in the exercise of its interest in any such property, waive, discharge, release or otherwise permit any modification thereto not in effect or agreed to at the time the Seller acquired its interest therein, except pursuant to a document, instrument or writing included in the Receivable Files and no such amendment, waiver, alteration or modification causes such Receivable or related item of Sold Assets not to conform to the other warranties contained in this Section;

             (f) NO ADVERSE SELECTION PROCEDURES. The selection procedures used by the Seller in selecting any Contract or Financed Vehicle to be included in the Sold Assets shall not intentionally discriminate against the Buyer as to type or age of Financed Vehicle, Obligor or terms of the Contract in comparison to the Seller's entire pool of Contracts and Financed Vehicles as a whole;

             (g) ELIGIBILITY. Each Contract transferred by the Seller to the Buyer as a Sold Asset is, as of the applicable Transfer Date, an Eligible Contract;

             (h) FINANCIAL REPORTING AND ACCOUNTING TREATMENT. The Seller will treat the transfer of the Sold Assets to the Buyer pursuant to this Agreement as either a sale or contribution, as applicable, of such Sold Assets for financial reporting and accounting purposes, and the Seller has been advised by its independent accountants that such independent accountants agree with such treatment;

             (i) BULK TRANSFER ACT. No transfer, assignment or conveyance of the Sold Assets by the Seller to the Buyer contemplated by this Agreement will be subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

             (j) RIGHTS TO CONTRACTS; NO VIOLATION OF CONTRACTS. The rights with respect to each Contract transferred as a Sold Asset pursuant to this Agreement are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the related Transfer Date; and the transfer and conveyance to the Buyer of the Sold Assets will not violate the terms or provisions of any Contract or any other agreement to which the Seller then is a party or by which it is bound;

             (k) REGISTRATION. A Certificate of Title for each Financed Vehicle has been or will be registered in the name of the Obligor as owner and the Seller as Lender with each applicable department of motor vehicles;

             (l) CASUALTY LOSS. As of the applicable Transfer Date, to the knowledge of the Seller, no Financed Vehicle shall have suffered a Casualty Loss;

             (m) DOLLARS. All payments under each Contract are payable in Dollars;

             (n) RECEIVABLE FILES. Each Receivable File is stored in the Custodian's offices located at 4315 Pickett Road, St. Joseph, MO 64503;

             (o) ORDINARY COURSE OF BUSINESS. The collection practices used by the Seller or the Servicer, as the case may be, with respect to each such Contract have been in all respects legal, proper, prudent and customary in the motor vehicle financing and servicing business;

             (p) CONTRACT PAYMENTS. Each transferred Contract provides for payment thereunder on a basis no less frequently than monthly;

             (q) RESERVED.

             (r) ENFORCEABILITY. The operation of any of the terms of any transferred Contract or the exercise by the Buyer, the Servicer or the Lender of any right under any such Contract will not render such Contract unenforceable in whole or in part, and, to the best of the Seller's knowledge, no right of rescission, set-off, off-set, counterclaim or defense has been asserted in writing with respect thereto;

             (s) FORM OF CONTRACT. Each transferred Contract is substantially similar, in both form and substance, to the forms of contracts set forth as Schedules N, O and P to the Credit Agreement; and

             (t) ALL REPRESENTATIONS AND WARRANTIES TRUE. All representations and warranties made by the Seller in any certificate or other document delivered at the closing of the transactions contemplated by the Credit Documents (including all representations and warranties made to Mayer, Brown, Rowe and Maw in support of its opinion letter issued and delivered in connection with the issuance of the Note and each of the factual assumptions contained in such opinions to the extent compliance with such assumptions is in the control of the Seller) are true and correct in all material respects.

             (u) OBLIGOR INSURANCE. Each Contract and the Seller requires, in accordance with its customary origination policies and procedures, that each Financed Vehicle be insured by the related Obligor under insurance policies providing physical damage and bodily injury/physical damage liability or similar coverage with respect to the Financed Vehicle or the Obligor.

             (v) ELIGIBLE NON-FRANCHISE DEALER. Each Eligible Non-Franchise Dealer has been approved based on the Non-Franchise Dealer Procedures attached as Exhibit B to this Agreement.

         SECTION 3.2. REPURCHASE UPON BREACH.

             (a) The Seller or the Buyer, as the case may be, shall (and each Hedge Counterparty, the Servicer or the Lender, as the case may be, may) inform the other parties promptly, in writing, upon the discovery of any breach of the Seller's representations, warranties or covenants made pursuant to any of SECTIONS 3.1, 4.2(D), 4.2(F), or 4.2(G) as to a particular Contract. Unless any such breach shall have been cured by the last day of the Monthly Period after such breach is discovered by a Hedge Counterparty, the Servicer, the Seller, the Buyer or the Lender or in which each Hedge Counterparty, the Servicer, the Seller, the Buyer and the Lender receives written notice of such breach, the Seller shall be obligated to repurchase on the Payment Date following the earlier of discovery by the Seller of such breach and notice to the Buyer of such breach any Receivable adversely affected by any such breach as of such last day. Subject to the provisions of SECTION 4.4, the sole remedy of the Buyer, the Lender or a Hedge Counterparty with respect to a breach of the representations, warranties or covenants made pursuant to any of SECTIONS 3.1, 4.2(D), 4.2(F) OR 4.2(G) as to a particular Contract and the agreement contained in this SECTION 3.2 shall be to require the Seller to repurchase the related Receivable pursuant to this Section, subject to the conditions contained herein.

             (b) With respect to all Receivables repurchased by the Seller pursuant to this Agreement, the Buyer shall sell, transfer, assign, set over and otherwise convey to the Seller, without recourse, representation or warranty, all of the Buyer's right, title and interest in, to and under such Receivables, and all security and documents relating thereto.

                                   ARTICLE IV
                                   THE SELLER

         SECTION 4.1. REPRESENTATIONS AND WARRANTIES OF SELLER. The Seller makes the following representations and warranties as to itself on which the Buyer relies in acquiring the Initial Sold Assets (and on which the Buyer is deemed to have relied in acquiring any additional Sold Assets), the Lender is deemed to have relied in making the loans and each Hedge Counterparty is deemed to have relied in entering into its respective Hedge Agreement(s). The representations and warranties speak as of the execution and delivery of this Agreement and each Transfer Date and shall survive the sale of the Receivables and the other Sold Assets to the Buyer and the pledge thereof to the Lender for the benefit of itself and each Hedge Counterparty pursuant to the Credit Agreement and the Auto Fund Security Agreement.

             (a) ORGANIZATION AND GOOD STANDING. The Seller is duly organized and validly existing as a corporation in good standing, and is a "registered organization" (within the meaning of the UCC) organized under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own and sell the Receivables and the other Sold Assets.

             (b) DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses, permits, franchises, government authorizations and approvals, in all jurisdictions in which the ownership or lease of property, the enforcement of the Receivables or its rights in the Financed Vehicles and the other Sold Assets or the conduct of its business shall require such qualifications (except where the failure to be so qualified, in good standing or to have obtained such licenses, permits, franchises, government authorizations and approvals would not individually or in the aggregate have a material adverse effect on the Collateral or the business or condition (financial or otherwise) of the Seller or (so long as the aggregate Discounted Contract Balance of all the affected Contracts shall not exceed an aggregate amount of $250,000) impair the enforceability of any Contracts).

             (c) POWER AND AUTHORITY. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Buyer and has duly authorized such sale and assignment to the Buyer by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

             (d) BINDING OBLIGATION. Each of this Agreement and the Seller Assignment constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with their terms except as enforcement of such terms may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles (regardless of whether such enforceability is in a proceeding in equity or at law).

             (e) NO VIOLATION. The consummation of the transactions contemplated by this

Agreement and the fulfillment of the terms hereof do not:

                  (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it or any of its properties are bound; nor

                  (ii) result in the creation or imposition  of any  Encumbrance upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than the Credit Documents to which it is a party); PROVIDED, HOWEVER, that the Seller shall not be in violation of this Section 4.1(e)(ii), on any date of calculation, if Encumbrances not exceeding an aggregate amount of $250,000 have been created or imposed with respect to its properties and not then discharged; nor

                  (iii) violate any court order, law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

             (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Seller's best knowledge, threatened, against the Seller before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Credit Agreement or any of the other Credit Documents or the Note, (ii) seeking to prevent the issuance of the Note or the consummation of any of the transactions contemplated by this Agreement, the Credit Agreement or any of the other Credit Documents, (iii) seeking any determination or ruling that would reasonably be expected to materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Credit Agreement, any of the other Credit Documents or the Note or (iv) that would adversely affect the income tax treatment of the Note.

             (g) COMPLIANCE WITH LAW. The Seller:

                  (i)  is  not  in  violation  of  (A)  any  laws,   ordinances,
             governmental rules or regulations, or (B) court orders to which it is subject;

                  (ii) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business including, without limitation, with respect to transactions contemplated by this Agreement and the other Credit Documents to which it is a party; and

                  (iii) is not in  violation  in any  respect of any term of any agreement, or other instrument to which it is a party or by which it may be bound;

         which violation or failure to obtain (as referenced in clause (i), (ii) or (iii) above) could reasonably be expected to, individually or in the aggregate, materially and adversely affect: (A) the business or financial condition of the Seller individually, or the Seller and its subsidiaries (if any) taken as a whole, (B) the ability of the Seller to perform any of its obligations hereunder or under any other Credit Document to which it is a party, (C) any Contract or the enforceability thereof or the interest of the Buyer or the Lender therein or in any other Sold Asset such that the aggregate Discounted Contract Balance of all the affected Contracts plus the aggregate face value of all the other affected Sold Assets would exceed an aggregate amount of $250,000, or (D) the enforceability of this Agreement or any other Credit Document to which it is a party;

             (h) FINANCIAL STATEMENTS. The Current Financials were prepared in accordance with GAAP and present fairly the financial condition and the result of operations of Seller as of, and for the portion of the fiscal year ending on, the date or dates thereof. All material liabilities (direct or indirect, fixed or contingent) of Seller as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Between the date or dates of the Current Financials and the date hereof, there has been no material adverse change in the financial condition of Seller, nor has Seller incurred any material liability (direct or indirect, fixed or contingent).

             Seller does not have any material liabilities or obligations other than those disclosed in the financial statements referred to in the preceding paragraph or for which adequate reserves are reflected in such financial statements;

             (i) DEFAULTS. The Seller is not in default with respect to any Debt or any other contractual obligation that could reasonably be expected to, individually or in the aggregate, materially and adversely affect: (A) the business or financial condition of the Seller individually, or the Seller and its subsidiaries (if any) taken as a whole, (B) the ability of the Seller to perform any of its obligations hereunder or under any other Credit Document to which it is a party, (C) any Contract or the enforceability thereof or the interest of the Buyer or the Lender therein or in any other Sold Asset such that the aggregate Discounted Contract Balance of all the affected Contracts plus the aggregate face value of all the other affected Sold Assets would exceed an aggregate amount of $250,000, or (D) the enforceability of this Agreement or any other Credit Document to which it is a party;

             (j) INSOLVENCY; FRAUDULENT CONVEYANCE. The Seller is paying its debts as they become due and is not "insolvent" within the meaning of any applicable Insolvency Law in that:

                  (i) both  immediately  before and after giving  effect to each assignment, transfer and contribution of the Sold Assets, the present value of the Seller's assets will be in excess of the amount that will be required to pay the Seller's probable liabilities as they then exist and as they become absolute and matured; and

                  (ii) both  immediately  before and after giving effect to each assignment, transfer and contribution of the Sold Assets, the sum of the Seller's assets will be greater than the sum of the Seller's debts, valuing the Seller's assets at a fair market value.

         SECTION 4.2. COVENANTS OF SELLER. The Seller hereby covenants to the Buyer, the Merrill Counterparty and the Lender that:

             (a) Seller shall furnish to Lender and/or each Hedge Counterparty such information as reasonably requested by Lender and/or such Hedge Counterparty. Additionally, Seller shall cause the following to be furnished to
Lender:

                  (i) As soon as  available,  but no later than one hundred five
             (105) days after the last day of each fiscal year of Seller, unqualified audited Financial Statements showing the financial condition and result of operations of Seller as of, and for the year ended on, such last day, accompanied by (i) the opinion of a firm of independent certified public accountants acceptable to Lender, based on an audit using GAAP, that such Financial Statements were prepared in accordance with GAAP and present fairly the financial condition and result of operations of Seller, and
             (ii) a Financial Report Certificate with respect to such Financial Statements.

                  (ii) As soon as available,  but no later than thirty (30) days after the last day of each calendar month (i) unaudited Financial Statements (balance sheet, income statement and cash flow statement only) showing the financial condition and results of operations of Seller as of, and for the period from the beginning of the current fiscal year, to such last day, for the same time period (ii) a Financial Report Certificate with respect to such Financial Statements.

                  (iii) As soon as available, but no later than five (5) Business Days after the last day of each calendar month, a summary of Contracts originated.

                  (iv) Notice, promptly after Seller knows or has good faith reason to believe, of (i) the existence and status of any litigation with respect to Seller which could have a Material Adverse Effect, (ii) any change in any material fact or circumstance represented or warranted in any Credit Document or Loan Document, and/or (iii) a Pending Event of Default or Event of Default, specifying the nature thereof and what action Seller has taken, is taking, or proposes to take with respect thereto.

                  (v)  Promptly,  but within ten (10) Business Days upon request therefor by Lender and/or a Hedge Counterparty, such information (not otherwise required to be furnished under the Credit Documents) respecting the business affairs, assets and liabilities of Seller, Buyer or any Person guaranteeing or providing Collateral to secure all or any part of the Obligations and such opinions, certifications and documents, in addition to those mentioned in this Agreement, as Lender and/or such Hedge Counterparty may reasonably request.

                  (vi) As soon as available  after the last day of each calendar month, (A) a loan aging summary with respect to the Contracts, in form and substance acceptable to the Lender and (B) a Monthly
             Servicer Report substantially in the form attached to the Credit Agreement as Schedule F.

             (b) If any Obligor under a Contract ever substitutes, adds to or exchanges any Financed Vehicle or other collateral subject to such Contract, Seller shall promptly deliver, or cause to be delivered, any new certificate of title, chattel paper and/or any other documents or instruments related to such substitution, addition or exchange to the Custodian and shall take all additional steps as shall be required to preserve the Lender's first priority security interest in such Collateral.

             (c) Seller shall pay or reimburse, on a timely basis, the Lender for all out-of-pocket fees, costs and expenses incurred by Lender, any Hedge Counterparty or their respective third parties selected by them in connection with the execution of the transactions contemplated by the Credit Documents, including, without limitation, a third party to perform agreed upon procedures reviews, whether or not the transactions contemplated by the Credit Documents are consummated; PROVIDED that the Seller's reimbursement obligation with respect to the Lender's attorney's fees shall be limited as set forth to Section
12.7.1 of the Credit Agreement.

             (d) Lender shall deliver, or cause to be delivered, to the Custodian (to be stored in the related Receivable File) the original Certificate of Title for each Financed Vehicle comprising the Sold Assets not later than 240 days after the related Transfer Date thereof.

             (e) Seller shall cause all Sold Assets sold to the Buyer on any one Transfer Date to be earmarked by the Servicer and tracked separately as a tranche (each, a "Tranche"); and Seller shall cause each Monthly Servicer Report to set forth the agreed upon information relating to each Tranche independent of any other Tranche.

             (f) As of the related Transfer Date, no Contract shall be the subject of an uncured reversal of funds transfer from its related Dealer or Eligible Non-Franchise Dealer to the Seller pursuant to a Dealer Agreement.

             (g) The Seller shall deliver the related Receivable File for each Contract included in the Sold Assets to the Custodian, and shall cause the Custodian to deliver to the Lender an Acknowledgement of Custodian evidencing receipt by the Custodian of all such Receivable Files, in each case, on or before the related Transfer Date.

             (h) The Seller shall sell at least $25,000,000 of Eligible Contracts to the Borrower in every Monthly Period.

         SECTION 4.3. CORPORATE EXISTENCE.

             (a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Credit Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

             (b) During the term of this Agreement, the Seller, individually and in its capacity as Originator, shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from the Buyer, including as follows:

                  (1) the Seller shall maintain  corporate  records and books of account separate from those of the Buyer;

                  (2) except as otherwise provided in this Agreement and similar arrangements relating to securitizations, the Seller shall not commingle its assets and funds with those of the Buyer;

                  (3) the Seller shall hold such appropriate  meetings or obtain such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities;

                  (4) the  Seller  shall at all  times  hold  itself  out to the public under the Seller's own name as a legal entity separate and distinct from the Buyer; and

                  (5) all  transactions  and dealings between the Seller and the
             Buyer will be conducted on an arm's-length basis.

         SECTION 4.4. LIABILITY OF SELLER; INDEMNITIES. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

         The Seller shall indemnify, defend and hold harmless, on an after tax basis, the Buyer, the Lender and their respective successors and assigns (and any officers, directors, employees and agents of the foregoing) from and against
(a) any taxes that may at anytime be asserted against any of them with respect to the sale of the Receivables and the other property transferred hereunder to the Buyer or the issuance and original sale of the Note, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Buyer, not including any taxes asserted with respect to ownership of the Receivables or Federal or other income taxes arising out of the transactions contemplated by this Agreement) and costs and expenses in defending against the same and (b) any loss, costs, expenses, damages, claims and liabilities and for all other amounts payable, including reasonable attorney's fees and disbursements awarded against or incurred by any of them by reason of: (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or any other Credit Document or any Contract, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Credit Document or any Contract, and (ii) any Insolvency Event that occurs with respect to the Seller.

         Indemnification under this Section shall survive the termination of this Agreement and the Credit Agreement and shall include reasonable fees and expenses of counsel (including allocated costs of internal counsel) and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

         SECTION 4.5. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER. Any Person: (a) into which the Seller may be merged or consolidated, (b) that may result from any merger or consolidation to which the Seller shall be a party or (c) that may succeed to the properties and assets of the Seller substantially as a whole, shall execute an agreement of assumption to perform every obligation of the Seller under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; PROVIDED, HOWEVER, that: (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to SECTION 3.1 shall have been breached, (ii) the Seller shall have delivered to the Buyer, each Hedge Counterparty and the Lender an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this SECTION
4.5 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, that all financing statements and continuation statements and amendments thereto shall have been executed and filed that are necessary, and that no new Certificates of Title are required to be issued under applicable law to fully preserve and protect the interest of the Buyer, each Hedge Counterparty and the Lender in the Sold Assets, and reciting the details of such filings, or stating that no such action shall be necessary to preserve and protect such interest, and (iii) the Seller shall have delivered to the Buyer, each Hedge Counterparty and the Lender an Opinion of Counsel or Opinions of Counsel regarding substantive consolidation of such Person with the Buyer in the event of a bankruptcy filing by such Person which is substantially similar to the opinion of counsel provided by Seller on the Closing Date, and which may be subject to similar assumptions and qualifications as that opinion.

         SECTION 4.6. LIMITATION ON LIABILITY OF SELLER AND OTHERS. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                   ARTICLE V
                                   [RESERVED]

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

         SECTION 6.1. AMENDMENT. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Seller and the Buyer, with the prior written consent of the Lender.

         SECTION 6.2. PROTECTION OF COLLATERAL.

             (a) The Seller shall execute and file such financing statements, and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by applicable law fully to preserve, maintain and protect the right, title and interest of the Buyer and the interests of the Lender in the Receivables, the other Sold Assets and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Lender file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing. The Buyer and the Lender shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

             (b) The Seller shall not change its name, identity, location of organization, status as a "registered organization" or corporate structure in any manner that makes any financing statement or continuation statement filed in accordance with PARAGRAPH (A) seriously misleading within the applicable provisions of the UCC, unless (i) it shall have given the Lender at least thirty
(30) days' prior written notice thereof and (ii) shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements as may be required to preserve and protect the Buyer's and the Lender's security interest in the Sold Assets. The Seller shall pay all filing fees or taxes payable in respect of any UCC financing or continuation statements required to be filed pursuant to this Section 6.2(b).

             (c) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicles or the related receivables or contracts to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable or other Sold Assets, shall indicate clearly that such Receivable and the other Sold Assets has been sold and is owned by the Buyer and has been pledged to the Lender.

             (d) The Seller shall permit the Lender, each Hedge Counterparty and their respective agents at any time upon two (2) Business Days prior written notice (PROVIDED that if an Excess Spread Deficiency, a Swap Spread Deficiency, a Pending Event of Default or an Event of Default shall have occurred and then be continuing, no such notice shall be required) during normal business hours to inspect, audit and make copies of and abstracts from the Seller's records regarding any Receivable and the other Sold Assets. The Seller shall only bear the expenses incident to the exercise by the Lender, any Hedge Counterparty or their respective agents of their rights under this Section once per calendar year for each such entity (unless the Lender and Hedge Counterparty are Affiliates) unless an Excess Spread Deficiency, a Swap Spread Deficiency, a Pending Event of Default or an Event of Default shall have occurred and then be continuing in which case all such expenses for any number of inspections, audits or copies shall be borne by the Seller.

             (e) Upon request, the Seller shall furnish to the Lender and/or any requesting Hedge Counterparty, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) and the other Sold Assets then held as assets of the Buyer, together with a reconciliation of such list to the Schedules of Receivables attached to the Seller Assignments furnished before such request.

         SECTION 6.3. NOTICES. All notices, requests and other communications to be given hereunder shall be in writing and shall be given to such party at its address or fax number set forth below or such other address or fax number as such party may hereafter specify by notice to Lender and Buyer. Each such notice, request or other communication shall be effective (i) if given by fax during the business hours of the party receiving notice, when transmitted to the fax number specified in this Section and, on the day of transmittal thereof, a confirmation of receipt (which may be telephonic) is given by the recipient and in any event no later than the next business day, (ii) if given by mail, on the third day after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified in this Section; PROVIDED that notices given under this subsection
(iii) shall not be effective until received by the respective addressee. All notices shall also be given, simultaneously and in like manner, to such party's legal counsel at its address or fax number set forth below or such other address or fax number as such party may hereafter specify by notice to the other parties.

AS TO BUYER:                                  WITH A COPY TO:

E-LOAN Auto Fund One, LLC                     E-LOAN, Inc.
5875 Arnold Road                              5875 Arnold Road
Dublin, CA  94568                             Dublin, CA  94568
Telephone:  925-241-2510                      Telephone:  925-560-2631
Telefax:  925-560-3408                        Telefax:  925-803-3503
Attn:  Tom Knight, Treasurer                  Attn: Edward A. Giedgowd, Esq.

AS TO SELLER:                                 WITH A COPY TO:

E-LOAN, Inc.                                  E-LOAN, Inc.
5875 Arnold Road                              5875 Arnold Road
Dublin, CA  94568                             Dublin, CA  94568
Telephone:  925-241-2510                      Telephone:  925-560-2631
Telefax:  925-560-3408                        Telefax:  925-803-3503
Attn:  Tom Knight, Treasurer                  Attn: Edward A. Giedgowd, Esq.

AS TO LENDER:                                 WITH A COPY TO:

Merrill Lynch Bank USA                        Merrill Lynch Bank USA
800 Scudders Mill Road                        15 W. South Temple
Plainsboro, NJ 08536                          Salt Lake City, UT  84101
Telephone: (609) 282-3038                     Telephone: (801) 526-8310
Telefax: (609) 282-1269                       Telefax: (801) 534-1677
Attn: Scott Croland                           Attn: Eric Billinger

AS TO MERRILL COUNTERPARTY:                   WITH A COPY TO:

Merrill Lynch Bank USA                        Merrill Lynch Bank USA
800 Scudders Mill Road                        15 W. South Temple
Plainsboro, NJ 08536                          Salt Lake City, UT  84101
Telephone: (609) 282-3038                     Telephone: (801) 526-8310
Telefax: (609) 282-1269                       Telefax: (801) 534-1677
Attn: Scott Croland                           Attn: Eric Billinger

AS TO SERVICER:                            WITH A COPY TO:

Systems & Services Technologies, Inc.      Systems & Services Technologies, Inc.
4315 Pickett Road                          4315 Pickett Road
St. Joseph, MO  64503                      St. Joseph, MO  64503
Telephone: (816) 671-2029                  Telephone: (816) 671-2028
Telefax: (816) 671-2029                    Telefax: (816) 671-2029
Attn:    John J. Chappell, President       Attn: Joseph D. Booz, General Counsel

         SECTION 6.4. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in the Credit Agreement or SECTION 4.5 hereof, this Agreement may not be assigned by the Seller or the Buyer.

         SECTION 6.5. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Seller, the Buyer, each Hedge Counterparty and the Lender and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 6.6. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6.7. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 6.8. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 6.9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS; PROVIDED, THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 6.10. ASSIGNMENT TO LENDER. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Buyer to the Lender pursuant to the Credit Agreement of all right, title and interest of the Buyer in, to and under the Receivables, the other Sold Assets and the assignment of any or all of the Buyer's rights and obligations hereunder to the Lender.

         SECTION 6.11. NO PETITION.

             (a) By entering into this Agreement, the Seller hereby covenants and agrees that it will not at any time institute against the Buyer, or solicit or join in or cooperate with or encourage any institution against the Buyer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Note, this Agreement or any of the Credit Documents.

The foregoing shall not (i) limit the rights of the Seller to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Buyer by any Person other than the Seller, or (ii) require the Seller to resist any legal process.

             (b) By entering into this Agreement, the Buyer hereby covenants and agrees that it will not at any time institute against the Seller, or solicit or join in or cooperate with or encourage any institution against the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Note, this Agreement or any of the Credit Documents. The foregoing shall not (i) limit the rights of the Buyer to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Seller by any Person other than the Buyer, or (ii) require the Buyer to resist any legal process.

         SECTION 6.12. SUBMISSION TO JURISDICTION; WAIVERS.

         EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

             (a) SUBMITS ITSELF AND ITS PROPERTY TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY OTHER FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;

             (b) CONSENTS THAT ANY ACTION OR PROCEEDING RELATING TO THE TRANSACTIONS CONTEMPLATED BY OR ARISING FROM, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT OF, THE CREDIT DOCUMENTS MAY BE BROUGHT IN SUCH COURTS;

             (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

             (d) AGREES THAT ANY SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OF THE OTHER
PARTIES HERETO SHALL HAVE BEEN NOTIFIED IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT; PROVIDED THAT FOR THE AVOIDANCE OF DOUBT, EACH PARTY AGREES THAT ANY SERVICE OF PROCESS ON THE BUYER SHALL BE SENT TO THE ADDRESS SET FORTH IN SECTION 4 OF ITS LIMITED LIABILITY COMPANY AGREEMENT; AND

             (e) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              E-LOAN AUTO FUNDING ONE, LLC



                              By:
                                       -----------------------------------
                              Name:
                                       -----------------------------------
                              Title:
                                       -----------------------------------



                              E-LOAN, INC.



                              By:
                                       -----------------------------------
                              Name:
                                       -----------------------------------
                              Title:
                                       -----------------------------------